                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Commission File No. 333-67232

                                   XFONE, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   11-3618510
                     (I.R.S. Employer Identification Number)

                                  960 High Road
                         London, United Kingdom N12 9RY
               (Address of principal executive offices) (Zip Code)

                                011.44.2084469494
              (Registrant's telephone number, including area code)

                             All Correspondence to:
                          Brenda Lee Hamilton, Esquire
                        Hamilton, Lehrer and Dargan, P.A.
                          2 East Camino Real, Suite 202
                            Boca Raton Florida 33432
                                  561-416-8956

Registrant has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and has been subject to such filing requirements for the past 90 days.

APPLICABLE ONLY TO CORPORATE ISSUERS:

Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practical date:

On September 30, 2002, the issuer had outstanding 5,057,859 shares of common stock, no par value per share.

Item 5.  Other Events

We held a Shareholders meeting on December 19, 2002 at 16:00 at our principal executive offices.

The purpose of the meeting was the Election of Directors and Dividend
Distribution.

A quorum that represented 86% of our total issued shares was present or represented by proxy.

Dividend:
We resolved to pay dividends in the amount of $0.02 per share on January 15,
2003 to the stockholders of record as of December 31, 2002.

Election of Directors:

The Company Bylaws provide that each Director is elected by the  Shareholders at each annual  meeting and shall hold the office until the next annual  meeting of shareholders  and until that  director's  successor  shall have bee  elected and qualified.

The following directors were elected:

 Name                        Age          Position with the Company

Abraham Keinan               53            Chairman of the Board
Guy Nissenson                28            President, CEO and Director
Eyal Harish                  50
Shemer Schwarz               28

 Background information with respect to the nominees:

Mr. Abraham Keinan has been our Chairman of the Board of Directors since our inception. Abraham Keinan founded Swiftnet, Ltd., in January 1991. From 1991 to present he has been Swiftnet's Managing Director. Abraham Keinan received a
Bachelor of Science Degree in Mechanical Engineering from Ben-Gurion University,
Beer-Sheeva - Israel.

Mr. Guy Nissenson has been our President and a Director since our inception. Guy
Nissenson joined Swiftnet, Ltd. in October 1999 and became a director of
Swiftnet, Ltd. in May 2000. He was a marketing manager of RADA Electronics
Industries from May 1997 to October 1998. Guy Nissenson was an audit and control officer with the rank of lieutenant of the Israeli Defense Forces - Central
Drafting Base and other posts from March 1993 to May 1997. Guy Nissenson holds an MBA degree from the University of London and received a Bachelor of Science
Degree in Business Management from Kings College - University of London.

Dr. Eyal Harish has been one of our directors since December 19, 2002. From 1980 to present, Dr. Harish has been in his own private practice in Israel as a
Dentist. Prior to becoming a Dentist, from 1974 to 1980, Dr. Harish was an
Administration Manager with Consortium Holdings, an Israel based communication company. Dr. Harish is the brother-in-law of Mr. Keinan, our Chairman of the
Board.

Mr. Shemer Schwarz has been one of our directors since December 19, 2002. From
November 2001 to present, Mr. Schwarz has been an Application Team Leader of RF
Waves, an Israel based high technology company in the field of wireless communication. From 1996 to 2001, Mr. Schwarz was a Captain in the R&D Center
of the Israeli Defense Forces Intelligence. In 1995, Mr. Schwarz received a BSc degree in Physics and Mathematics from the Hebrew University in Jerusalem.

The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual
Meeting is required for the election of the Directors.

The Company issued a press release as attached on Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   Xfone, Inc.

                   By:  Abraham Keinan
                   Chairman of the Board of Directors

Date:  December 23, 2002

                               EXHIBIT

Exhibit 99: Xfone press release dated December 19, 2002